UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 5, 2021

Cleveland BioLabs, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	CBLI	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2021, the board of directors (the “Board”) of Cleveland BioLabs, Inc. (the “Company”) awarded a cash bonus in the amount of $50,000 to Christopher Zosh, the Company’s Vice President of Finance and interim principal executive, financial and accounting officer to recognize his efforts in connection with the Company’s pending merger with Cytocom Inc. (the “Merger”). The Board awarded $150,000 to each of directors Lea Verny (Chairperson) and Randy Saluck to recognize their efforts in connection with the Merger as well.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of the Company was held on July 6, 2021 in order to vote upon proposals set forth in the definitive proxy statement/prospectus, which was filed with the Securities and Exchange Commission on June 10, 2021, in connection with the Merger. At the close of business on June 9, 2021, the record date for the Special Meeting, there were 15,468,945 shares of common stock, $0.01 par value per share, of the Company outstanding and entitled to vote. A total of 8,414,438 shares of common stock were voted virtually or by proxy, representing 54.39% of the shares of Company common stock outstanding and entitled to vote, which constituted a quorum to conduct business at the Special Meeting. The actions described below were taken at the Special Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Proposal No. 1:         Approve the issuance of shares of common stock of the Company to securityholders of Cytocom Inc. pursuant to the terms of the Merger Agreement and the change of control resulting from the Merger. The resolution approving the issuance of Company common stock in the Merger, and the change of control resulting therefrom, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
8,371,623	32,343	10,472	-

Proposal No. 2:         Approve an amendment to the certificate of incorporation of the Company to effect an increase in the number of authorized shares of common stock. The amendment to the Company’s certificate of incorporation was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
7,998,758	413,563	2,117	-

Because the requisite number of Company shares were voted in favor of Proposal No. 1 and Proposal No. 2, the proposal to adjourn the Special Meeting was not submitted for a vote at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2021	Cleveland BioLabs, Inc. By: /s/ Christopher Zosh Name: Christopher Zosh Title: Vice President of Finance